EXHIBIT 10.01

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

PARTIAL ASSIGNMENT OF OIL, GAS AND MINERAL LEASES AND BILL OF SALE FOR WELLS

STATE OF TEXAS	§

	§	KNOW ALL BY THESE PRESENTS:

COUNTY OF BORDEN	§

WHEREAS, ApCLARK, LLC, a Delaware limited liability company, the mailing address of which is 800 Bering, Suite 250, Houston, TX 77057 (hereinafter referred to as "Assignor") is a partial owner and designated operator of:

(i)
the Beaver Valley Ranch Well #5-1 (API No. 42-033-32299) (“Well 5-1”) and the oil, gas and mineral leases and oil and gas leases associated therewith as heretofore renewed and/or extended and set out on Exhibit “A” and delineated on Exhibit “A-1” attached hereto (the “5-1 Leases”);

(II)
the Livestock Well #7-2 (API No. 42-033-32279) (“Well 7-2”) and the oil, gas and mineral leases and oil and gas leases associated therewith as heretofore renewed and/or extended and set out on Exhibit “B” and delineated on Exhibit “B-1” attached hereto (the “7-2 Leases”); and

(ii)
the Livestock Well #18-2 (API No. 42-033-32303) (“Well 18-2”) and the oil, gas and mineral leases and oil and gas leases associated therewith as heretofore renewed and/or extended and set out on Exhibit “C” and delineated on Exhibit “C-1” attached hereto (the “18-2 Leases”);

Well 5-1, Well 7-2 and Well 18-2 are sometimes collectively referred to herein as the “Wells”, and the 5-1 Leases, the 7-2 Leases and the 18-2 Leases are sometimes collectively referred to herein as the “Leases”; and

WHEREAS, PIE HOLDING, LP, a Nevada limited partnership, whose address is 25025 I45N, Suite 420, The Woodlands, TX 77380, (hereinafter referred to as "Assignee") owns the following working interests in and to the Wells and associated Leases:

WELL NAME	GROSS LEASEHOLD WORKING INTEREST	NET REVENUE INTEREST

Beaver Valley Ranch Well #5-1	0.00%	0%

Livestock Well #7-2	11.40%	8.55%

Livestock Well #18-2	8.55%	6.41%

           WHEREAS, Assignor desires to convey and Assignee desires to acquire the following gross leasehold working interests, net revenue interests and wellbore interest in the Wells and Leases (“Assigned Interests”), as summarized in Exhibit “D” attached hereto:

WELL NAME	ORIGINAL LEASEHOLD INTEREST	ASSIGNED INTEREST	ASSIGNED NET REVENUE INTEREST

Beaver Valley Ranch Well #5-1	0.00%	25.00%	18.75%

Livestock Well #7-2	11.40%	13.60%	10.20%

Livestock Well #18-2	8.55%	16.45%	12.3375%.

NOW, THEREFORE, for and in consideration of the premises and the sum of Ten Dollars ($10.00) cash in hand paid by Assignee and other good and valuable consideration, including the covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee (the “Parties”), by acceptance of this Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale For Wells (the "Assignment"), hereby agree to the following terms and conditions:

1.	CONVEYANCE:

A.
Subject to all burdens of record as of the effective date hereof, Assignor does hereby transfer, assign and convey unto Assignee, its heirs, successors and assigns all of its right, title and interest in and to the Assigned Interests in and to:

(i)
the Leases and all oil, gas and mineral leasehold interests, contractual interests in minerals, and all other interests of every kind and character, including without limitation after acquired title, reversionary and other similar interests therein;

(ii)	the Wells and production therefrom, and a like interest in all personal property, fixtures and equipment and personal properties located on and used or obtained in connection therewith; and

(iii)
to the maximum extent assignable, all assignments, contracts, contractual rights, and other instruments or agreements relating to the Leases and Wells, including without limitation, unitization and pooling agreements; operating agreements, farm-out and farm-in agreements; bottom-hole agreements; crude oil, condensate, and natural gas purchase and sale, exchange, gathering, transportation, and marketing agreements; salt water disposal agreements; participation agreements; unitization, pooling and communitization agreements; processing agreements; options; permits; licenses; servitudes; easements; rights-of-way; and facilities or equipment leases, whether or not included herein.

B.
ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO (i) THE CONDITION OF ANY EQUIPMENT AND PERSONAL PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OR MATERIALS) AND (ii) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, ANY PRODUCT PRICING ASSUMPTIONS, PRESENT OR PAST PRODUCTION RATES, COMPLIANCE WITH LEASE TERMS, THE CONDITION OF ANY WELL, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION).

C.	The Effective Date for this Assignment shall be 7:00 a.m. local time on March ___, 2014 (the “Effective Date”), regardless of the date of execution hereof.

2.	COVENANTS:

A.
The Wells and the Leases are subject to the terms and conditions of the Operating Agreement dated 1 August 2007 between Westerly Exploration, Inc., and Lucas Energy, Inc., as amended (the “JOA”), to which Assignor and Assignee are parties as successors in interest. This Assignment is executed by Assignor and Assignee under and pursuant to the JOA. Concurrently with this Assignment, the Parties are executing an amendment to the JOA and completing a Texas Railroad Commission form P4 for each Well to designate Assignee’s affiliate as operator of the Wells, among other things.

B.
Assignee agrees to observe, perform and comply with the terms, provisions, covenants and conditions, express or implied, of the JOA and other agreements applicable to the interests conveyed hereunder and will comply with all local, state and federal laws, rules, regulations and orders applicable to ownership and enjoyment of the rights herein assigned.

C.	Assignor certifies that this transaction does not conflict with or violate any contract, agreement, law, regulation, decree or court order to which Assignor is a party.

D.
Assignor warrants title to the 5-1 Lease, Well 5-1, the 7-2 Lease, Well 7-2 and all related properties as described in this Assignment with full rights of substitution and subrogation in and to all warranties of Assignor's predecessors in interest.

E.
Assignor warrants title to the 7-2 Lease, Well 7-2, and all related property as described in this Assignment by, through and under Assignor but not otherwise, but with full rights of substitution and subrogation in and to all warranties of Assignor’s predecessors in interest.

F.
Assignor and Assignee each agree to take such actions and execute and deliver such other documents, instruments and agreements as may be necessary or desirable to give effect to the provisions of this Assignment.

G.
The Parties acknowledge that Assignee has participated in the drilling of the Wells under the terms of the JOA and that Assignee is entitled to all related deductions for intangible drilling costs for the Wells allowed under the U.S. Internal Revenue Code and related rules and regulations.

H.	This Assignment shall be binding upon and inure to the benefit of the Parties, their heirs, successors and assigns.

IN WITNESS WHEREOF, this Assignment is executed by the Parties effective as of the Effective Date.

ASSIGNOR		ASSIGNEE
ApCLARK, LLC		PIE HOLDING, LP

By:	/s/ Rhonda B. Rosen	By:	/s/ Dale A. Dossey
Name:	Rhonda B. Rosen	Name:	Dale A. Dossey
Title:	President	Title:	Manager
Date:	3/17/14	Date:	3/17/14

ACKNOWLEDGMENTS

STATE OF__________________________	§
§
COUNTY OF ________________________	§

BEFORE ME, the undersigned authority, on this _____ day of ___________________, 2014 personally appeared ______________________, known to me to be the person whose name is subscribed to the foregoing instrument, as _____________ of ApCLARK, LLC, a Delaware limited liability company, and acknowledged to me that s/he executed the same for the purposes and considerations therein expressed, in the capacity therein stated, and as the act and deed of said company.

Given under my hand and seal of office, this ______ day of ___________________, 2014.

____________________________________________

Notary Public in and for _________________

STATE OF__________________________	§

COUNTY OF ________________________	§

BEFORE ME, the undersigned authority, on this day personally appeared ______________________, known to me to be the person whose name is subscribed to the foregoing instrument, as ____________________ of PIE HOLDING, LP, a Nevada limited partnership, and acknowledged to me that he executed the same for the purposes and considerations therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.

Given under my hand and seal of office this _____ day of _______________, 2014.

____________________________________________

Notary Public in and for the State of Texas

EXHIBIT A to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(5-1 Lease)

Beaver Valley Ranch # 5-1 Well
Lease Name	Legal Description	Lease Date	Recorded
Beaver Valley Ranch, Inc.	The 165.46 acres in the Southeast corner of Section 6, Block 31, Township 4 North, and the South 381.10 acres of Section 5, Block 31, Township 4 North T&P RR Co. Survey.*	7/31/2008	Vol. 0307 Page 148; File No. 080836

* SAVE AND EXCEPT the 80 acres associated with the Beaver Valley Ranch # 6-1 well (API 42-033-32110) located in the Southeast part of Section 6, such 80 acres being defined as follows:

Beginning at a point being the South East corner of Section 6 (Block 34, T-4-N, T. & P. RR. CO.) and the South West corner of Section 5 (Block 34, T-4-N, T. & P. RR. CO.), being the South East corner of the herein described tract of land (“Starting Point”); Thence, commencing in a West/South Western direction approximately 2,260’ feet along the southern boundary line of Section 6 to a point on the Southern boundary line of Section 6, being the South West corner of the herein described tract of land; Thence, commencing in a North/North Western direction along a line being parallel with the Eastern boundary line of Section 6 approximately 1,541.94’ feet to a point, being the North West corner of the herein described tract of land. Thence, commencing East/North Eastern direction along a line being parallel with the Southern boundary line of Section 6 approximately 2,260’ feet to a point intersecting and ending at the Eastern boundary line of Section 6, being the North East corner of the herein described tract of land. Thence, south approximately 1,541.94’ feet along the Eastern boundary line of Section 6 to the Starting Point;

and, two 40 acre proration units around the Beaverhead #1 well (API 42-033-31948) and the Beaverhead #2 well (API 42-033-31340) located in the Southeast part of Section 5.

Under this Assignment, Assignee acquires 25% of 386.56 gross acres, more or less, associated with the 5-1 Well.

EXHIBIT A-1 to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(5-1 Lease Plat)

EXHIBIT B to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(7-2 Lease)

Livestock #7-2 Well
Lease Name	Legal Description	Lease Date	Recorded
R.M. Livestock Ltd. (Dewey) Everett Trust & The Fay Everett Trust	Southwest Quarter (SW/4) of Section 7, Block 31, T-4-N T&P Ry Co. Survey, Borden County, Texas. Being 160 acres more or less*	3/7/2008	Vol. 0304 Page 729; File No. 080411

*SAVE AND EXCEPT 80 acres associated with the Livestock #7-1 well ( API 42-033-32299), being the E/2 of the SW/4 of Section 7, Block 31, T-4-N, T. & P. RR. Co. Survey.

Under this Assignment, Assignee acquires 13.6% of 80 gross acres, more or less, associated with the 7-2 Well. These acres are in addition to Assignee’s current ownership of 11.40%, for a total ownership by Assignee of 25% of 80 gross acres, more or less, associated with the 7-2 Well.

EXHIBIT B-1 to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(7-2 Lease Plat)

EXHIBIT C to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(18-2 Leases)

Livestock #18-2 Well
Lease Name	Legal Description	Lease Date	Recorded
R.M. Livestock Ltd., W. D. (Dewey) Everett Trust & The Fay Everett Trust	All of Sections 17 and 18, and the North half and the southeast quarter of Section 7, Block 31, T-4-N, T&P RR Co Survey, Borden County Texas being 1,760 acres more or less *	3/7/2006	Vol. 0315 Page 600; File No. 011103
Jimmy Don Everett, dealing in his sole and separate property	All of Sections 17 and 18, and the North half and the southeast quarter of Section 7, Block 31, T-4-N, T&P RR Co Survey, Borden County Texas *	3/7/2006	Vol. 0306 Page 701; File No. 080747
Vanette Everett	All of Sections 17 and 18, and the North half and the southeast quarter of Section 7, Block 31, T-4-N, T&P RR Co Survey, Borden County Texas *	3/7/2006	Vol. 0296 Page 624; File No. 060357
Belinda K. Johnson, care of Tammy Valentine, dealing in her sole and separate property	All of Sections 17 and 18, and the North half and the southeast quarter of Section 7, Block 31, T-4-N, T&P RR Co Survey, Borden County Texas *	3/7/2006	Vol. 0296 Page 628; File No. 060358
Florence Marie Hall Trust, by Bank of America	The SE/4 of Section 7 and the North 400 acres of Section 17 and all of Section 18 & 19, Block 31, T-4-N, T&P Ry. Co Survey, Borden county, Texas *	1/16/2008	Vol. 0316 Page 086; File No. 110044
Britton Cook	Sec 18 & 19: All: Blk 31, T-4-N, T&P RR Co. Survey *	3/30/2011	Vol. 0319 Page 207; File No. 110790
Jacqueline Small Cook	Sec 18 & 19: All: Blk 31, T-4-N, T&P RR Co. Survey *	4/25/2011	Vol. 0319 Page 242; File No. 110795
Joann C. Cook	Sec 18 & 19: All: Blk 31, T-4-N, T&P RR Co. Survey *	3/30/2011	Vol. 0319 Page 200; File No. 110789
Ruthann Kelly	Sec 18 & 19: All: Blk 31, T-4-N, T&P RR Co. Survey *	3/31/2011	Vol. 0319 Page 214; File No. 110791

EXHIBIT C (continued) to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(18-2 Leases)

Livestock #18-2 Well (continued)
Lease Name	Legal Description	Lease Date	Recorded
Martha M. Golay Trust	Sec 18 & 19: All: Blk 31, T-4-N, T&P RR Co. Survey *	3/31/2011	Vol. 0319 Page 228; File No. 110793
Martha D. Cook	Sec 18 & 19: All: Blk 31, T-4-N, T&P RR Co. Survey *	4/1/2011	Vol. 0319 Page 235; File No. 110794
Chad Owen Cranfill	Sec 18 & 19: All: Blk 31, T-4-N, T&P RR Co. Survey *	4/5/2011	Vol. 0319 Page 221; File No. 110792

*SAVE AND EXCEPT 80 acres associated with the Livestock 18-1 well (API 42-033-32196), being the NE/4 of the NE/4 of Section 18 and the NW/4 of the NW/4 of Section 17, Block 31, T-4-N, T. & P. RR. Co. Survey, and 160 acres associated with the Everett #3 well (API 42-033-32132) of Section 17, Block 31, T-4-N, T. & P. RR. Co. Survey.

Under this Assignment, Assignee acquires 16.45% of 1,070 gross acres, more or less, associated with the 18-2 Well. These acres are in addition to Assignee’s current ownership of 8.55%, for a total ownership by Assignee of 25% of 1070 gross acres, more or less, associated with the 18-2 Well.

EXHIBIT C-1 to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(18-2 Leases Plat)

EXHIBIT D to
Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells
(Assigned Interests)

	ASSIGNOR’S GROSS WORKING INTERESTS
	ORIGINAL	ASSIGNED	RETAINED
WELL NAME	INTEREST	INTEREST	INTEREST	API WELL No.

Beaver Valley Ranch #5-1	100.0%	25.00%	75.00%	42-033-32299

Livestock #7-2	88.60%	13.60%	75.00%	42-033-32303

Livestock #18-2	91.45%	16.45%	75.00%	42-033-32279

	ASSIGNEE’S GROSS WORKING INTERESTS
	ORIGINAL	ASSIGNED	TOTAL
WELL NAME	INTEREST	INTEREST	INTEREST	API WELL No.

Beaver Valley Ranch #5-1	0.00%	25.00%	25.00%	42-033-32299

Livestock #7-2	11.40%	13.60%	25.00%	42-033-32303

Livestock #18-2	8.55%	16.45%	25.00%	42-033-32279